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                                                                      EXHIBIT 23






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-23950, 33-70284, 333-03081 and 333-03083 of Max & Erma's Restaurants, Inc. on
Form S-8 of our report dated December 5, 2002 incorporated by reference in this Annual Report on Form 10-K of Max & Erma's Restaurants, Inc. for the year ended October 27, 2002.




DELOITTE & TOUCHE LLP

Columbus, Ohio
January 16, 2003